UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 1, 2014


                            INDEPENDENCE ENERGY CORP.
             (Exact name of registrant as specified in its charter)

          Nevada                      000-54323                  20-3866475
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)

3020 Old Ranch Parkway, Suite 300, Seal Beach, CA                   90740
   (Address of principal executive offices)                      (Zip Code)

        Registrant's telephone number, including area code (562) 799-5588

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS;

On February 28, 2013, pursuant to the terms of a Compromise, Settlement and Property Exchange Agreement dated February 25, 2013 with MontCrest Energy, Inc. and Black Strata, LLC, our company acquired a 100% working interest in an oil and gas property consisting of 1,400 acres located in Coleman County, Texas and known as the "Coleman County South Property". Effective as of April 1, 2014, all oil & gas leases located on the Coleman County South Property have expired. Our management decided not to renew the Coleman Country South leases in light of our recent Asset Purchase Agreement with American Medical Distributors, LLC and its decision to focus our operations on the development of a medical device distribution business. We have no outstanding obligations in relation to the leases or the Compromise, Settlement, and Property Exchange Agreement dated February 25, 2013.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

10.1 Compromise, Settlement and Property Exchange Agreement, dated for reference February 25, 2013. (incorporated by reference to our current report on Form 8-K filed on March 7, 2013)

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDEPENDENCE ENERGY CORP.

/s/ Howard Taylor
--------------------------------
Howard Taylor
CEO, Chairman

Date: April 14, 2014

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